Impairment	12 Months Ended
Dec. 31, 2024
Impairment and Reversal of Impairment and Goodwill [Abstract]
Impairment
15. IMPAIRMENT

The Company's impairment expense in respect of the following CGUs were as follows:

	2024	2023
Shahuindo	$—	$36.2
Morococha	—	42.4
	$—	$78.6
The Company reviews each of its CGUs, represented by its principal producing mining properties and significant development projects, for indicators of impairment or impairment reversal each period end. The CGU carrying amount for purposes of this assessment includes the carrying value of the mineral properties plant and equipment and goodwill less deferred tax liabilities and closure and decommissioning liabilities related to each CGU.
2023 Indicators of Impairment
a.Shahuindo
In the fourth quarter of 2023 the Company determined that the non-operating crushing and agglomeration plant located at the Shahuindo operation (the "C&A Plant") would not be used during the planned Shahuindo life of operations, and plans were established to commence dismantling the C&A Plant in 2024. This decision was partially informed by the beneficial tax treatment of dismantling the C&A Plant. Based on this decision a $36.2 million impairment charge was recorded to fully impair the value of the C&A Plant.
b.Morococha
In June 2023 the Company entered into a binding agreement to sell its interest in CMA, Pan American’s Peruvian subsidiary that owned the Morococha mine in Peru. In the second quarter of 2023 a pre-tax impairment charge of $42.4 million was recorded on the CMA net assets to bring the carrying value to the $25.0 million consideration amount (Note 9).